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                                                                    EXHIBIT 10.9


                         REGISTRATION RIGHTS AGREEMENT

                                  MAY 8, 2000


To:  Kensington Capital Corp
     4910 13th Avenue
     Brooklyn, New York 11219
     Attention: Mr. Abraham Silver

Gentlemen:

     This will confirm that in consideration of your entering on the date hereof, an Underwriting Agreement among the Company, the Selling Stockholder and you, pursuant to which your will act as Representative of the Underwriters and act as exclusive agent for the Company and the Selling Stockholder, employing your "best efforts" to sell on behalf of the Company, at least the Minimum Subscription (1,000,000 shares), and at most, the Maximum Subscription (4,500,000 shares), of the Company's Common Stock, and on behalf of the Selling Stockholder, up to a maximum of 500,000 shares of Common Stock, commencing as of the effective date of the Company's Registration Statement on Form SB-2, filed with the Commission on February 14, 2000 (Commission File No. 333-30364), as subsequently amended, and terminating on the first to occur of (i) the sale of the Maximum Subscription or (ii) the conclusion of the Offering Period, the Company has granted you a non-transferable warrant to purchase 250,000 shares of Common Stock, at the exercise prices described in the Warrant Agreement between the Company and you, and as an inducement to you to consummate the transactions contemplated by the Underwriting Agreement, the Company covenants and agrees with you as follows:

          1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings (capitalized terms used herein and not otherwise defined herein shall have the same meaning herein as in the Underwriting Agreement):

               "Company" shall mean I.T Technology, Inc, a Delaware corporation.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Holder" shall mean Kensington Capital Corp., its legal successors and



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assigns.

               "Registration Expenses" shall mean the expenses so described in
Section 6 hereof.

               "Restricted Stock" shall mean the Shares, excluding any Shares which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder or (b) are eligible for sale pursuant to Rule 144 under the Securities Act.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" shall mean the expenses so described in
Section 6.

               "Shares" shall mean the 250,000 shares of Common Stock of the Company are issuable upon the exercise of the Warrants.

               "Warrants" shall mean the Warrants of the Company, as constituted as of the date of this Agreement.

          2.   Term. Holder's Piggyback Rights, as such term is defined in
Section 4 below, with respect to Restricted Stock held by it, shall expire upon the first to occur of: (a) the Holder no longer holds of record any Warrants or Restricted Stock or (b) five years will have passed from the consummation of the Offering.

          3. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

               (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

               (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.



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      3.    Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Restricted Stock as so changed.

      4. Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 15 days after the giving of any such notice by overnight delivery and by fax with receipt confirmed by the Company, to register any of its Restricted Stock ("Piggyback Rights Notice"), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. The Piggyback Rights Notice shall specify in detail the terms and conditions of such registration and shall include copies of any underwriter's commitment and all other agreements and commitments then available with respect to the proposed price and method of distribution of securities and such other information reasonably requested by Holder to enable Holder to exercise its rights hereunder. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or the Selling Stockholder. If any registration statement includes the sale of shares by the Selling Stockholder pursuant to such Selling Stockholder's demand or piggyback registration rights and is not a "firm offering" by an underwriter, then Holder agrees that all of the Selling stockholder's shares included in such registration statement may be sold in such offering prior to the sale of any of the Holder's Shares included therein (collectively, the "Piggyback Rights").

      5. Registration Procedures. If and whenever the Company is required by the provisions of Section 5 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

            (a) furnish to each seller of Restricted Stock and to each underwriter


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such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

               (b) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of New York and, in the case of an underwritten public offering, such other jurisdictions as the managing underwriter shall request; provided however the Company shall not be required to register the Restricted Stock in a jurisdiction where as a condition to do so the Company must qualify as a foreign corporation in such jurisdiction and the Company would not otherwise be required to so qualify.

               (c) use its best efforts to list the Restricted Stock covered by such registration statement on NASDAQ or with any securities exchange on which the Common Stock of the Company is then listed;

               (d) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances then existing; and

               (e) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller by supplying one copy to you as agent of such sellers, underwriter, attorney, accountant or agent in connection with such registration statement.

               Holder acknowledges and agrees that it has no "demand" registration rights under this Agreement and that its rights hereunder, including the Piggyback Rights, shall not create an obligation on the part of the Company to file, pursue or seek the effectiveness of any registration statement or to keep open any registration statement which has previously been declared effective.

               In connection with each registration of Restricted Stock hereunder, the Holder will promptly furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.


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          In connection with each registration pursuant to Section 4 covering an underwritten public offering, the Company and Holder agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature including, without limitation, lock-up agreements.

     6.   Expenses. All expenses incurred by the Company in complying with
Section 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including the Company's counsel fees) incurred in connection with the Company's complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance but excluding any Selling Expenses, are called "Registration Expenses".
All underwriting discounts, selling commissions, income or other related taxes and the fees and expenses of Holder's legal counsel and accountants applicable to the sale of Restricted Stock are called "Selling Expenses".

          The Company will pay all Registration Expenses in connection with each registration statement under Section 4. All Selling Expenses in connection with each registration statement under Section 4 shall be borne by the Holder.

     7.   Indemnification and Contribution.

          (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4 of this Agreement, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in

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conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent

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it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that (i) there may be defenses available to it which are different from or additional to those available to the indemnifying party or (ii) if the interests of the indemnified party conflict with the interests of the indemnifying party, the indemnified party shall have the right to have the indemnifying party select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Sections 8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 (of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        8.      Miscellaneous.

                (a) all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Warrants or


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Restricted Stock), whether so expressed or not.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

               if to the Company or to the Holder, at the address of such party set forth in the Underwriting Agreement;

               if to any subsequent holder of Warrants or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of the Holder or a holder of Warrants or Restricted Stock) or to the Holder or the holders of Warrants or Restricted Stock (in the case of the Company) in accordance with the provisions of this section.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

          (d) Any controversy or claim arising out of or relating to this Agreement, including controversies or claims arising out of or relating to the parties' decision to enter into this Agreement and the circumstances thereof, shall be settled by binding arbitration. Either party may initiate arbitration by making written demand on the other party by written notice. There shall be one arbitrator selected from the list maintained by and in accordance with the Rules of the American Arbitration Association. If the parties are unable to agree upon such an arbitrator or who is willing to serve within forty-five (45) days of receipt of the demand by the other party, then the American Arbitration Association ("AAA") shall appoint an arbitrator in accordance with AAA rules. The parties shall be entitled to discover all documents and information reasonably necessary for a full understanding of any legitimate issue raised in the arbitration. They may use all methods of discovery including but not limited to depositions, requests for admissions and requests for production of documents. The time periods for compliance shall be set by the arbitrator who may also set reasonable limits on the scope of such discovery. The proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard both parties' confidential information. The arbitrator shall, in rendering his or her decision, apply the substantive law of the State of New York. Except as specifically provided for in this Section, the arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association and shall take place either in New York, New York or as close thereto as practicable, or Los Angeles, California, or as close thereto as practicable, at the discretion of the non-initiating party of the arbitration. The arbitrator shall have authority to determine who shall pay costs and expenses, including reasonable attorney's fees and arbitrator's fees, it being the intent of the parties that if one party is found to


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be in breach, it should bear such costs and expenses. The parties waive any claim for punitive damages and the arbitrator shall exclude any such damages from any award. Any judgment upon the award rendered by the arbitrator may be entered in any Court having jurisdiction.

            (e) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Holder.

            (f) This Agreement may be executed in two or more counterparts, each of which of which together shall constitute one and the same instrument.

            (g) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

            (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (i) Neither Section 7 nor any other Section of this Agreement shall be construed as providing any rights to underwriters or any other third party.

      Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.


                                          Very truly yours,

                                          I.T. TECHNOLOGY, INC.


                                          By:  /s/ JONATHAN HERZOG
                                              -------------------------------
                                          Title: Chief Financial Officer
                                              -------------------------------

AGREED TO AND ACCEPTED as of
the date first above written.

KENSINGTON CAPITAL CORP.

By:  /s/ ABRAHAM SILVER
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